Exhibit 10.77

AMENDMENT

TO MINING AGREEMENT NUMBER ՊՎ-184 DATED DECEMBER 28, 2012 FOR THE

PURPOSE OF MINERAL MINING

Yerevan city	________ 2015

Pursuant to the order number ______ of RA minister of energy and natural resources dated _______ 2015, make amendments and addendums in point 2.1 section <2.Subject of the agreement> of the agreement number ՊՎ-184 signed with Mego Gold LLC on December 28, 2012:

1.

Words and numbers <for the first 2 years – 76546.55 tons each year by open method, for 6.5 years – 168500 tons each year by subterranean method> replace with words and numbers <productivity of the open mine in the first year – 120,0 thousand tons of ore, for the years from 2-4 – 150,0 thousand tons of ore each year, for the 5th year – 180,0 thousand tons of ore, for the 6th year – 300,0 thousand tons of ore, for the years form 7-25 – 1100,0 thousand tons of ore each year from mineral bodies N1, N15 and stockwork>;

2.

Words and numbers <… for the entire period - 1259.4 thousand tons, from which, in N1 mineral body – 499.8 thousand tons (gold-2709,5kg, silver-12,9 tons), in N15 mineral body – 759.6 thousand tons (gold-5297,8kg, silver-31,8 tons)> replace with words and numbers < … for years from 1-6 – 1050,0 thousand tons of ore, from which, from N1 mineral body – 46,61 thousand tons of ore (gold-118.71kg, silver-336.6kg), from N15 mineral body 156,16 thousand tons of ore (gold-243.7kg, silver-1124.4kg), from stockwork-847.27 thousand tons of ore (gold-348.15kg, silver-972.15kg), for years from 7-25 – 20868300 tons of ore, from which, from N1 mineral body 573.4 thousand tons of ore (gold-501.74kg, silver-1420.4kg), from N15 mineral body 610.0 thousand tons of ore (475.31kg, silver-2192.94kg), from stockwork-19648.9 thousand tons of ore (gold-26775.77kg, silver-68160.54kg);

3.

In the line <which, on the plan and by depth are limited by the following coordinates>, the coordinates and words <mineral body N-1 1.X=200,85 Y=89125 Z=2480 (-20,0); 2.X=201,524 Y=89960 Z=2345 (-20,0); mineral body N-15 3.X=200,77 Y=89195 Z=2520 (-20,0); 4.X=201,46 Y=90035 Z=2348 (-20,0)> replace with <1.X=4502030 Y=8447941 H=2580.0 (h=-220,0), 2.X=4502126 Y=8447831 H=2520,0 (h=-160,0), 3.X=4502532 Y=8448297 H=2410,0 (h=-270,0), 4.X=4502600 Y=8448424 H=2400,0 (h=-270,0), 5.X=4502667 Y=8448417 H=2340.0 (h=-210,0), 6.X=4502785 Y=8448543 H=2300,0 (h=-170,0), 7.X=4502864 Y=8448746 H=2300,0 (h=-170,0), 8.X=4502786 Y=8448841 H=2370.0 (h=-240,0), 9.X=4502619 Y=8448941 H=2430,0 (h=-300,0), 10.X=4502455 Y=8448761 H=2430,0 (h=-300,0), 11.X=4502491 Y=8448518 H=2320,0 (h=-190,0), 12.X=4502358 Y=8448431 H=2450.0 (h=-310,0), 13.X=4502375 Y=8448358 H=2400,0 (h=-260,0)> <ARM WGS-85 system> coordinates:

3.	In the line <general and companion ingredient content %,g/t, and other>, the numbers <Au-6.36g/t, Ag-35.49g/t> replace with <Au-1.62g/t, Ag-4.88g/t>.

The current amendment is considered the inseparable part of mining agreement number ՊՎ-184 for the purpose of mineral mining.

RA MINISTER OF ENERGY AND NATURAL RESOURCES ERVAND ZAKHARYAN /signature/seal/ ____________ 2015	Mine User Mego Gold LLC ASHOT POGHOSYAN /signature/seal/ ____________ 2015

AMENDMENT

TO MINING ALLOCATION ACT NUMBER ԼՎ-184 DATED DECEMBER 28, 2012

Yerevan city	24.08.2015

Pursuant to the order N 380 – Ա dated August 24, 2015 of RA minister of energy and natural resources, in the line <delimited with endpoints on mining allocation plan (X,Y,H/h)> - <<the coordinates of provisional system 1.X=200.335 Y=88.910 H=2705.0(h=-0.0), 2.X=200.790 Y=88.670 H=2496.0 (h=-0.0), 3.X=201.460 Y=88.630 H=225.0 (h=-150.0), 4.X=201.840 Y=88.275 H=2170.0 (h=-0.0), 5.X=202.210 Y=88.125 H=2140.0 (h=-0.0), 6.X=201.925 Y=89.140 H=2200.0 (h=-0.0), 7.X=201.517 Y=89.385 H=2229.0 (h=-129.0), 8.X=201.240 Y=90.490 H=2510.0(h=-210.0), 9.X=201.025 Y=90.560 H=2535.0 (h=-0.0), 10.X=200.490 Y= 89.770 H=2710.0 (h=-0.0)>> , of mining allocation act N ԼՎ-184 of Mego Gold LLC, replace with –

<<1.X=4501543 Y=8446078 H=2620.0(h=0.0), 2.X=4502558 Y=8445579 H=2300.0 (h=0.0), 3.X=4503075 Y=8445708 H=2110.0 (h=0.0), 4.X=4503568 Y=8446927 H=2140.0 (h=0.0), 5.X=4503425 Y=8447433 H=2150.0 (h=0.0), 6.X=4503908 Y=8448386 H=2450.0 (h=0.0), 7.X=4503787 Y=8448622 H=2525.0 (h=0.0), 8.X=4502751 Y=8449305 H=2490.0(h=0.0), 9.X=4502260 Y=8449319 H=2540.0 (h=0.0), 10.X=4501708 Y=8448984 H=2550.0 (h=0.0), 11.X=4501660 Y=8448753 H=540.0 (h=0.0, 12.X=4501692 Y=8447710 H=2610.0 (h=0.0), including 13.X=4501723 Y=8448011 H=2720.0 (h=-350.0), 14.X=4501945 Y=8447789 H=2650.0 (h=0.0), 15.X=4502159 Y=8447834 H=2500.0 (h=-170.0), 16.X=4503056 Y=8448614 H=2330.0 (h=-200.0), 17.X=4503030 Y=8448912 H=2410.0 (h=-280.0), 18.X=4502818 Y=8449227 H=2500.0 (h=-370.0), 19.X=4502698 Y=8449270 H=2500.0 (h=-370.0), 20.X=4502245 Y=8449230 H=2500.0 (h=-370.0), 21.X=4502374 Y=8448853 H=2390.0 (h=-260.0), 22.X=4502318 Y=8448787 H=2400.0 (h=-270.0), 23.X=4502082 Y=8448692 H=2480.0 (h=-350.0), 24.X=4501805 Y=8448476 H=2690.0 (h=-360.0) ARM WGS-84 system coordinates>> words and coordinates.

1)	In the line <mining allocation surface on the plan is>, the words <limited with 226.16 hectares> replace with words <limited with 748.2 hectares>.
2)	In the line <the term of mining allocation>, the words <August 5, 2017> replace with words <July 21, 2040>.

The current amendment is considered the inseparable part of mining allocation act N ԼՎ-184.

RA Minister of Energy

and Natural Resources        /signature/seal/                      ERVAND ZAKHARYAN

AMENDMENT

TO MINERAL MINING PERMIT NUMBER ՇԱԹՎ-29/184 DATED DECEMBER 28, 2012

Yerevan city	24.08.2015

Pursuant to the order N 380-Ա of RA minister of energy and natural resources dated August 24, 2015, in the mining permit N ՇԱԹՎ-29/184 of Mego Gold LLC –

-	In the line <Issue year, month, day> the words and numbers <August 5, 2017> replace with words and numbers <July 21, 2040>:

-

In the line <Provided reserves estimates by categories> the words and numbers <1259.4 thousand tons, from N1 mineral body – 499.8 thousand tons, from N15 mineral body – 759.6 thousand tons> replace with words and numbers < … for years from 1-6 – 1050,0 thousand tons of ore, from which, from N1 mineral body – 46,61 thousand tons of ore (gold-118.71kg, silver-336.6kg), from N15 mineral body 156,16 thousand tons of ore (gold-243.7kg, silver-1124.4kg), from stockwork-847.27 thousand tons of ore (gold-348.15kg, silver-972.15kg), for years from 7-25 – 20868.3 tons of ore, from which, from N1 mineral body 573.4 thousand tons of ore (gold-501.74kg, silver-1420.4kg), from N15 mineral body 610.0 thousand tons of ore (475.31kg, silver-2192.94kg), from stockwork-19648.9 thousand tons of ore (gold-26775.77kg, silver-68160.54kg);

-

In the line <Annual productivity of the ore>, the words and numbers <for the first 2 years – 76546.55 tons each year by open method, for 6.5 years – 168.500 tons each year by subterranean method> replace with words and numbers <productivity of the open mine in the first year – 120,0 thousand tons of ore, for the years from 2-4 – 150,0 thousand tons of ore each year, for the 5th year – 180,0 thousand tons of ore, for the 6th year – 300,0 thousand tons of ore, for the years form 7-25 – 1100,0 thousand tons of ore each year from mineral bodies N1, N15 and stockwork>:

-

In the line <Endpoint coordinates of provided section>, coordinates and words <mineral body N-1 1.X=200,85 Y=89125 H=2480 (-20,0); 2.X=201,524 Y=89960 H=2345 (-20,0); mineral body N-15 3.X=200,77 Y=89195 H=2520 (-20,0); 4.X=201,46 Y=90035 H=2348 (-20,0)> replace with <1.X=4502030 Y=8447941 H=2580.0 (h=-220,0), 2.X=4502126 Y=8447831 H=2520,0 (h=-160,0), 3.X=4502532 Y=8448297 H=2410,0 (h=-270,0), 4.X=4502600 Y=8448424 H=2400,0 (h=-270,0), 5.X=4502667 Y=8448417 H=2340.0 (h=-210,0), 6.X=4502785 Y=8448543 H=2300,0 (h=-170,0), 7.X=4502864 Y=8448746 H=2300,0 (h=-170,0), 8.X=4502786 Y=8448841 H=2370.0 (h=-240,0), 9.X=4502619 Y=8448941 H=2430,0 (h=-300,0), 10.X=4502455 Y=8448761 H=2430,0 (h=-300,0), 11.X=4502491 Y=8448518 H=2320,0 (h=-190,0), 12.X=4502358 Y=8448431 H=2450.0 (h=-310,0), 13.X=4502375 Y=8448358 H=2400,0 (h=-260,0)> <ARM WGS-85 system> coordinates:

The current amendment is considered the inseparable part of mineral mining permit N ՇԱԹՎ-29/184.

RA Minister of Energy

and Natural Resources          /signature/seal/                        ERVAND ZAKHARYAN

ORDER

OF RA MINISTER OF ENERGY AND NATURAL RESOURCES

August 24, 2015, N 380-Ա

ABOUT MAKING AMENDMENTS

IN CERTIFIED DOCUMENTS OF MINING RIGHT

Guided by RA law on natural resources article 59 point 4, grounded by RA civil law article 441 part 2, decision number 234 of agency of mineral resources of RA ministry of energy and natural resources staff dated October 30, 2009, note number Ֆ-151/15 “Republican geological fund” SNCO dated July 23, 2015 and taking into consideration the note number MG-58/15 of “Mego Gold” LLC dated July 17, 2015, I

ORDER TO

1.	Make amendments and addendums in permit number ՇԱԹՎ-29/184, of “Mego Gold” LLC dated December 28 2012, for the purpose of mining in Central area of Toukhmanuk gold mine, Aragatsotn region:

1)	Prolong the term for 25 years stating it until July 21, 2040.

2)

In the line <Provided reserves estimates by categories> the words and numbers <1259.4 thousand tons, from which, in N1 mineral body – 499.8 thousand tons (gold-2709,5kg, silver-12,9 tons), in N15 mineral body – 759.6 thousand tons (gold-5297,8kg, silver-31,8 tons)> replace with words and numbers < … for years from 1-6 – 1050,0 thousand tons of ore, from which, from N1 mineral body – 46,61 thousand tons of ore (gold-118.71kg, silver-336.6kg), from N15 mineral body 156,16 thousand tons of ore (gold-243.7kg, silver-1124.4kg), from stockwork-847.27 thousand tons of ore (gold-348.15kg, silver-972.15kg), for years from 7-25 – 20868300 tons of ore, from which, from N1 mineral body 573.4 thousand tons of ore (gold-501.74kg, silver-1420.4kg), from N15 mineral body 610.0 thousand tons of ore (475.31kg, silver-2192.94kg), from stockwork-19648.9 thousand tons of ore (gold-26775.77kg, silver-68160.54kg);

3)

In the line <Annual productivity of the ore>, the words and numbers <for the first 2 years – 76546.55 tons each year by open method, for 6.5 years – 168.500 tons each year by subterranean method> replace with words and numbers <productivity of the open mine in the first year – 120,0 thousand tons of ore, for the years from 2-4 – 150,0 thousand tons of ore each year, for the 5th year – 180,0 thousand tons of ore, for the 6th year – 300,0 thousand tons of ore, for the years form 7-25 – 1100,0 thousand tons of ore each year from mineral bodies N1, N15 and stockwork>:

4)

In the line <Endpoint coordinates of provided section>, coordinates and words <mineral body N-1 1.X=200,85 Y=89125 H=2480 (-20,0); 2.X=201,524 Y=89960 H=2345 (-20,0); mineral body N-15 3.X=200,77 Y=89195 H=2520 (-20,0); 4.X=201,46 Y=90035 H=2348 (-20,0)> replace with <1.X=4502030 Y=8447941 H=2580.0 (h=-220,0), 2.X=4502126 Y=8447831 H=2520,0 (h=-160,0), 3.X=4502532 Y=8448297 H=2410,0 (h=-270,0), 4.X=4502600 Y=8448424 H=2400,0 (h=-270,0), 5.X=4502667 Y=8448417 H=2340.0 (h=-210,0), 6.X=4502785 Y=8448543 H=2300,0 (h=-170,0), 7.X=4502864 Y=8448746 H=2300,0 (h=-170,0), 8.X=4502786 Y=8448841 H=2370.0 (h=-240,0), 9.X=4502619 Y=8448941 H=2430,0 (h=-300,0), 10.X=4502455 Y=8448761 H=2430,0 (h=-300,0), 11.X=4502491 Y=8448518 H=2320,0 (h=-190,0), 12.X=4502358 Y=8448431 H=2450.0 (h=-310,0), 13.X=4502375 Y=8448358 H=2400,0 (h=-260,0)> <ARM WGS-84 system> coordinates:

5)

In the line <delimited with endpoints on mining allocation plan (X,Y,H/h)> - <<the coordinates of provisional system 1.X=200.335 Y=88.910 H=2705.0(h=-0.0), 2.X=200.790 Y=88.670 H=2496.0 (h=-0.0), 3.X=201.460 Y=88.630 H=225.0 (h=-150.0), 4.X=201.840 Y=88.275 H=2170.0 (h=-0.0), 5.X=202.210 Y=88.125 H=2140.0 (h=-0.0), 6.X=201.925 Y=89.140 H=2200.0 (h=-0.0), 7.X=201.517 Y=89.385 H=2229.0 (h=-129.0), 8.X=201.240 Y=90.490 H=2510.0(h=-210.0), 9.X=201.025 Y=90.560 H=2535.0 (h=-0.0), 10.X=200.490 Y= 89.770 H=2710.0 (h=-0.0)>> , of mining allocation act N ԼՎ-184 of Mego Gold LLC, replace with –

<<1.X=4501543 Y=8446078 H=2620.0(h=0.0), 2.X=4502558 Y=8445579 H=2300.0 (h=0.0), 3.X=4503075 Y=8445708 H=2110.0 (h=0.0), 4.X=4503568 Y=8446927 H=2140.0 (h=0.0), 5.X=4503425 Y=8447433 H=2150.0 (h=0.0), 6.X=4503908 Y=8448386 H=2450.0 (h=0.0), 7.X=4503787 Y=8448622 H=2525.0 (h=0.0), 8.X=4502751 Y=8449305 H=2490.0(h=0.0), 9.X=4502260 Y=8449319 H=2540.0 (h=0.0), 10.X=4501708 Y=8448984 H=2550.0 (h=0.0), 11.X=4501660 Y=8448753 H=540.0 (h=0.0, 12.X=4501692 Y=8447710 H=2610.0 (h=0.0), including 13.X=4501723 Y=8448011 H=2720.0 (h=-350.0), 14.X=4501945 Y=8447789 H=2650.0 (h=0.0), 15.X=4502159 Y=8447834 H=2500.0 (h=-170.0), 16.X=4503056 Y=8448614 H=2330.0 (h=-200.0), 17.X=4503030 Y=8448912 H=2410.0 (h=-280.0), 18.X=4502818 Y=8449227 H=2500.0 (h=-370.0), 19.X=4502698 Y=8449270 H=2500.0 (h=-370.0), 20.X=4502245 Y=8449230 H=2500.0 (h=-370.0), 21.X=4502374 Y=8448853 H=2390.0 (h=-260.0), 22.X=4502318 Y=8448787 H=2400.0 (h=-270.0), 23.X=4502082 Y=8448692 H=2480.0 (h=-350.0), 24.X=4501805 Y=8448476 H=2690.0 (h=-360.0) ARM WGS-84 system coordinates>> words and coordinates.

2.	To chief of staff of agency of provision of natural resources;

1)

Make amendments during 2 days pursuant to point 1 of the current order in the agreement number ՊՎ-184 signed with the company on December 28, 2012 and notify the company to ratify the amendments made in the agreement in 10 days after receiving the order.

2)	In 10 day term after the company ratifies the amendments made in the agreement, issue the company amended hard copies of mineral mining permit, agreement, mining allocation act:

3)

Notify the company, that in case of failing to ratify the amendments of the agreement in the stated term and not receiving the package of amendments of mining rights, the current order shall be considered void:

4)	Provide implementation of corresponding records in registry of mining right register.

3.

To the director of “Republican geological fund” SNCO – provide implementation of corresponding records arising from the current order in fund documents in three day term after receiving the package of documents from the agency of provision of natural resources.

4.	The current order can be appealed through administrative procedures or by administrative court in 2 month term after entering into legal force.

5.	Leave the supervision of implementation of the current order to chief of staff of RA ministry of energy and natural resources.

/signature/seal/                                                                              ERVAND ZAKHARYAN